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Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that this the Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Advent Software, Inc.

February 24, 2015	/s/ JAMES S. COX James S. Cox Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Advent Software, Inc. and will be retained by Advent Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002